File No. 33-30001   CIK #853156


               Securities and Exchange Commission
                     Washington, D. C. 20549


                         Post-Effective


                         Amendment No. 8


                               to


                            Form S-6


        For Registration under the Securities Act of 1933
       of Securities of Unit Investment Trusts Registered
                         on Form N-8B-2

            Kemper Tax-Exempt Income Trust, Series 87

         Name and executive office address of Depositor:

                    Ranson & Associates, Inc.
                 250 North Rock Road, Suite 150
                     Wichita, Kansas  67206

         Name and complete address of agent for service:

                         Robin Pinkerton
                    Ranson & Associates, Inc.
                 250 North Rock Road, Suite 150
                     Wichita, Kansas  67206



    ( X ) Check box if it is proposed that this filing will become effective at 2:00 p.m. on November 21, 1997 pursuant to paragraph (b) of Rule 485.

                     KEMPER TAX-EXEMPT INCOME TRUST
                             NATIONAL SERIES
                        INTERMEDIATE TERM SERIES
                     SHORT-INTERMEDIATE TERM SERIES


                                PART ONE


                 THE DATE OF THIS PART ONE IS THAT DATE
                     WHICH IS SET FORTH IN PART TWO
                            OF THE PROSPECTUS

     Each Series of Kemper Tax-Exempt Income Trust (the "Trust" or the "National Trust") was formed for the purpose of gaining interest income free from Federal income taxes while conserving capital and diversifying risks by investing in a fixed portfolio of Municipal Bonds consisting of obligations of states of the United States and political subdivisions and authorities thereof. The portfolios of the Intermediate Term Series and the Short-Intermediate Term Series of the Trust are similar to the National Series, except that the Intermediate Term Series consist of obligations having a dollar-weighted average maturity of 10 years or less and the Short-Intermediate Term Series have a dollar-weighted average maturity of 5 years or less.

     Units of the Trust are not deposits or obligations of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

     This Prospectus is in two parts. Read and retain both parts for future reference.


                   SPONSOR:  RANSON & ASSOCIATES INC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED  UPON  THE  ACCURACY OR ADEQUACY OF THIS PROSPECTUS.   ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS

                                     PAGE

SUMMARY                               2

THE TRUST                             4

PORTFOLIO                             5
   RISK FACTORS                       6

DISTRIBUTION REINVESTMENT            12

INTEREST AND ESTIMATED LONG-
TERM AND CURRENT RETURNS             12

TAX STATUS OF THE TRUST              13

TAX REPORTING AND REALLOCATION       17

PUBLIC OFFERING OF UNITS             18
   PUBLIC OFFERING PRICE             18
   ACCRUED INTEREST                  20
   PUBLIC DISTRIBUTION OF UNITS      21
   PROFITS OF SPONSOR                22

MARKET FOR UNITS                     22

REDEMPTION                           23
   COMPUTATION OF REDEMPTION PRICE   24

UNITHOLDERS                          25
   OWNERSHIP OF UNITS                25
   DISTRIBUTIONS TO UNITHOLDERS      25

   STATEMENTS TO UNITHOLDERS         26
   RIGHTS OF UNITHOLDERS             28

INVESTMENT SUPERVISION               28

ADMINISTRATION OF THE TRUST          29
   THE TRUSTEE                       29
   THE EVALUATOR                     30
   AMENDMENT AND TERMINATION         30
   LIMITATIONS ON LIABILITY          31

EXPENSES OF THE TRUST                32

THE SPONSOR                          33

LEGAL OPINIONS                       34

INDEPENDENT AUDITORS                 34

DESCRIPTION OF SECURITIES RATINGS    34

Essential Information*
Report of Independent Auditors*
Statement of Net Assets and Liabilities*
Statement of Operations*
Statement of Changes in Net Assets*
Schedule of Investments*
Notes to Schedule Investments*
Notes to Financial Statements*
*Information on these items appears in Part Two

                     KEMPER TAX-EXEMPT INCOME TRUST
                             NATIONAL SERIES
                        INTERMEDIATE TERM SERIES
                     SHORT-INTERMEDIATE TERM SERIES

SUMMARY

     The Trust. Each Series of the Kemper Tax-Exempt Income Trust (the "Trust" or the "National Trust") is one of a series of investment companies each of which is a unit investment trust consisting of a diversified portfolio of obligations of states of the United States and political subdivisions and authorities thereof ("Municipal Bonds" or "Securities"). The portfolios of the Intermediate Term Series and Short-Intermediate Term Series of the Trust are similar to the National Series, except that the Intermediate Term Series consist of obligations having a dollar-weighted average maturity of 10 years or less and the Short-Intermediate Term Series have a dollar-weighted average maturity of 5 years or less. Municipal Bonds in the portfolio were rated as of the Date of Deposit in the category "A" or better by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. Ratings of the Municipal Bonds may have changed since the Date of Deposit. See "Description of Securities Ratings" herein and the "Schedule of Investments" in Part Two. Ranson & Associates, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     The objective of each Series of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in a fixed portfolio of Municipal Bonds. Interest on certain Municipal Bonds in certain of the National Series will be a preference item for purposes of the alternative minimum tax. Accordingly, such National Series may be appropriate only for investors who are not subject to the alternative minimum tax. There is, of course, no guarantee that the Trust's objectives will be achieved.

     The Units, each of which represents a pro rata undivided fractional interest in the Municipal Bonds deposited in the appropriate Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase or Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made on behalf of the Trust and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

     Public Offering Price. The Public Offering Price per Unit of a Series of the Trust is equal to a pro rata share of the aggregate bid prices of the Municipal Bonds in such Series (plus or minus a pro rata share of cash, if any, in the Principal Account, held or owned by the Series) plus a sales charge in the amount shown under "Public Offering of Units." In addition, there will be added to each transaction an amount equal to the accrued interest from the last Record Date of such Series to the date of settlement (three business days after order). The sales charge is reduced on a graduated scale as indicated under "Public Offering of Units-Public Offering Price."

     Interest and Principal Distributions. Distributions of the estimated annual interest income received by a National Series or an Intermediate Term Series, after deduction of estimated expenses, will be made monthly unless the Unitholder elects to receive such distributions quarterly or semi-annually. Distributions will be paid on the Distribution Dates to Unitholders of Record of each such Series on the Record Dates set forth for the applicable option. Distributions of the estimated annual interest income to be received by a Short-Intermediate Term Series of the Trust, after deduction of estimated expenses, will be made semi-annually on January 15 and July 15 to Unitholders of record on January 1 and July 1, respectively, of each year. (See "Essential Information" in Part Two.)

     The distribution of funds, if any, in the Principal Account of each Series, will be made semi-annually to Unitholders of Record on the appropriate dates. See "Essential Information" in Part Two.

     Reinvestment. Distributions of interest and principal, including capital gains, if any, made by a Series of the Trust will be paid in cash unless a Unitholder elects to reinvest such distributions. Each Unitholder of a Trust Fund offered herein may elect to have distributions of principal or interest or both automatically invested without charge in shares of certain mutual funds sponsored by Zurich Kemper Investments, Inc. See "Distribution Reinvestment."

     Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price of such
Trust. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

     Market for Units. While under no obligation to do so, the Sponsor intends, subject to change at any time, to maintain a market for the Units of each Series of the Trust and to continuously offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Municipal Bonds in such Series of the Trust. If such a market is not maintained and no other over-the-counter market is available, Unitholders will still be able to dispose of their Units through redemption by the Trustee at prices based upon the aggregate bid price of the Municipal Bonds in such Series of the Trust. See "Redemption."

     Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Municipal Bonds. See "Portfolio-Risk Factors."


THE TRUST

     Each Series of the Trust is one of a Series of unit investment trusts created by the Sponsor under the name Kemper Tax-Exempt Income Trust, all of which are similar, and each of which was created under the
laws   of   the  State  of  Missouri  pursuant  to  a  Trust  Agreement*
( the "Agreement" ). Ranson & Associates, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

     A Series of the Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt, fixed income securities with greater diversification than they might be able to acquire individually. In addition, Municipal Bonds of the type deposited in the Trust are often not available in small amounts.

     Each Series of the Trust contains a portfolio of interest bearing obligations issued by or on behalf of states of the United States and political subdivisions and authorities thereof the interest on which is, in the opinion of bond counsel to the issuing authorities, exempt from all Federal income taxes under existing law, but may be subject to state and local taxes. The portfolios of the Intermediate Term Series and the Short-Intermediate Term Series of the Trust are similar to the National Series, except that the Intermediate Term Series consist of obligations having a dollar-weighted average maturity of 10 years or less and the Short-Intermediate Series consist of obligations having a dollar-weighted average maturity of 5 years or less.

     Proceeds of the maturity, redemption or sale of the Municipal Bonds in a Series of the Trust, unless used to pay for Units tendered for redemption, will be distributed to Unitholders of such Series and will not be utilized to purchase replacement or additional Municipal Bonds for such Series.

     The Units, each of which represents a pro rata undivided fractional interest in the principal amount of Municipal Bonds deposited in a Series of the Trust, are issued and outstanding Units which have been reacquired by the Sponsor either by purchase of Units tendered to the Trustee for redemption or by purchase in the open market. No offering is being made

------------------
* Reference is made to the Trust Agreement, and any statements contained herein are qualified in their entirety by the provisions of the Trust Agreement.

on behalf of the Trust or any Series thereof and any profit or loss realized on the sale of Units will accrue to the Sponsor and/or the firm reselling such Units.

     To the extent that Units of a Series of the Trust are redeemed, the principal amount of Municipal Bonds in such Series will be reduced and the undivided fractional interest represented by each outstanding Unit of that Series will increase. See "Redemption."

     The objective of the Trust is tax-exempt income and conservation of capital with diversification of risk through investment in a fixed portfolio of Municipal Bonds. There is, of course, no guarantee that the Trust's objectives will be achieved.


PORTFOLIO

     In selecting the Municipal Bonds which comprise the portfolio of a Series of the Trust the following requirements, among others, were deemed to be of primary importance: (a) a minimum rating of "A" by either Standard & Poor's or Moody's Investors Service, Inc. (See "Description of Securities Ratings"); (b) the price of the Municipal Bonds relative to other issues of similar quality and maturity; (c) the diversification of the Municipal Bonds as to purpose of issue; (d) the dates of maturity of the Municipal Bonds and (e) the income to the Unitholders of the Series of the Trust. A Municipal Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires the elimination of such investment from the portfolio of a Series of the Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the investment. See "Investment Supervision" herein and "Schedule of Investments" in Part Two.

     Interest on certain Municipal Bonds in certain of the National Series will be a preference item for purposes of the alternative minimum tax. Accordingly, such National Series may be appropriate only for investors who are not subject to the alternative minimum tax.

     The Sponsor may not alter the portfolio of a Series of the Trust, except that certain of the Municipal Bonds may be sold upon the happening of certain extraordinary circumstances. See "Investment Supervision."

     Certain of the Municipal Bonds in the Series of the Trust may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of such Series, and the net annual interest income of the Series and may reduce the Estimated Long-Term Return and/or Estimated

Current Return. See "Interest and Estimated Long-Term and Current Returns." Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Municipal Bonds or may require the mandatory redemption of Municipal Bonds include, among others: a final determination that the interest on the Municipal Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Municipal Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Municipal Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Municipal Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Municipal Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes not imposed on the date the Municipal Bonds are issued on the issuer of the Municipal Bonds or the user of the proceeds of the Municipal Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Municipal Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Municipal Bonds resulting in excess proceeds of the Municipal Bonds which may be applied to redeem Municipal Bonds; or an underestimate of a source of funds securing the Municipal Bonds resulting in excess funds which may be applied to redeem Municipal Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Municipal Bonds.

     The Sponsor, and the Trustee shall not be liable in any way for any default, failure or defect in any Municipal Bond.

     Risk Factors. An investment in Units of a Series of the Trust should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Municipal Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally and long term obligations in particular. The Sponsor cannot predict whether such fluctuations will continue in the future.

     Certain of the Municipal Bonds in some Series of the Trust may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Municipal Bonds in such Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of the different Municipal Bonds in the Trusts, both within a particular classification and between classifications, depending on numerous factors.

     Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are derived from services provided by hospitals and other health care facilities, including nursing homes. In view of this an investment in such Series should be made with an understanding of the characteristics of such issuers and the risks that such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Federal legislation has been enacted which implemented a system of prospective Medicare reimbursement which may restrict the flow of revenues to hospitals and other facilities which are reimbursed for services provided under the Medicare program. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse changes in these areas may adversely affect the ability of such issuers to make payment of principal and interest on Municipal Bonds held in such Series. Such adverse changes also may adversely affect the ratings of the Municipal Bonds held in such Series of the Trust.

     Certain of the Municipal Bonds in some Series of the Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these Municipal Bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such Municipal Bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. The redemption price of such issues may be more or less than the offering price of such Municipal Bonds. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period or, in some cases, from the sale by the Municipal Bond issuer of the mortgage loans. Failure of the originating financial institutions to make mortgage loans would be due principally to the interest rates on mortgage loans funded from other sources becoming competitive with the interest rates on the mortgage loans funded with the proceeds of the single family mortgage revenue bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, which Section contains certain ongoing requirements relating to the use of the proceeds of such Bonds in order for the interest on such Municipal Bonds to retain its tax-exempt status. In each case, the issuer of the
Municipal Bonds has covenanted to comply with applicable ongoing requirements and bond counsel to such issuer has issued an opinion that the interest on the Municipal Bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurances that the ongoing requirements will be met. The failure to meet these requirements could cause the interest on the Municipal Bonds to become taxable, possibly retroactively from the date of issuance.

     Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, increases in taxes, employment and income conditions prevailing in local labor markets, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies and social and economic trends affecting the localities in which the projects are located. The occupancy of housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs. Like single family mortgage revenue bonds, multi-family mortgage revenue bonds are subject to redemption and call features, including extraordinary mandatory redemption features, upon prepayment, sale or non-origination of mortgage loans as well as upon the occurrence of other events. Certain issuers of single or multi-family housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Municipal Bonds held by the Trust, the Sponsor has not had any direct communications with any of the issuers thereof, but at the initial Date of Deposit it was not aware that any of the respective issuers of such Municipal Bonds were actively considering the redemption of such Municipal Bonds prior to their respective stated initial call dates. However, there can be no assurance that an issuer of a Municipal Bond in a Trust will not attempt to so redeem a Municipal Bond in such Trust.

     Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Water and sewerage bonds are generally payable from user fees. Problems faced by such issuers include the ability to obtain timely and adequate rate increases, a decline in population resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. Issuers may have experienced these problems in varying degrees.

     Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers whose revenues are primarily derived from the sale of electric energy or natural gas. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the county, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. Issuers may have experienced these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Municipal Bonds to make payments of principal and/or interest on such Municipal Bonds. The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington and Idaho have held that certain agreements between the Washington Public Power Supply System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint action power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

     Certain of the Municipal Bonds in some Series of the Trust may be industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from leveraged buy-outs or takeovers. The IRBs in the Series of the Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, with respect to original issue discount bonds, at issue price plus the amount of original issue discount accreted to the redemption date plus, if applicable, a premium. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs or other Municipal Bonds in the Series of the Trust prior to the stated maturity of such Municipal Bonds.

     Certain of the Municipal Bonds in some Series of the Trust may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Municipal Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

     Certain of the Municipal Bonds in some Series of the Trust may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuition and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

     Certain of the Municipal Bonds in some Series of the Trust may be Urban Redevelopment Bonds ("URBs"). URBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the URBs. Regardless of the structure, payment of the URBs is solely dependent upon the creditworthiness of the operator of the project.

     Certain of the Municipal Bonds in the Trust may be lease revenue bonds whose revenues are derived from lease payments made by a municipality or other political subdivision which is leasing equipment or property for use in its operation. The risks associated with owning Municipal Bonds of this nature include the possibility that appropriation of funds for a particular project or equipment may be discontinued. The Sponsor cannot predict the likelihood of non-appropriation of funds for these types of lease revenue Municipal Bonds.

     Certain of the Municipal Bonds in some Series of the Trust may be "zero coupon" bonds, i.e., an original issue discount bond that does not provide for the payment of current interest. Zero coupon bonds are purchased at a deep discount because the buyer obtains only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. For the Federal tax consequences of original issue discount bonds such as the zero coupon bonds, see "Tax Status of the Trust."

     Investors should be aware that many of the Municipal Bonds in some Series of the Trust are subject to continuing requirements such as the actual use of Municipal Bond proceeds or manner of operation of the project financed from Municipal Bond proceeds that may affect the exemption of interest on such Municipal Bonds from Federal income taxation. Although at the time of issuance of each of the Municipal Bonds in the Trusts an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Municipal Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Municipal Bonds, thereby reducing the value of the Municipal Bonds and subjecting Unitholders to unanticipated tax liabilities.

     Federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

     Certain of the Municipal Bonds in some Series of the Trust represent "moral obligations" of another governmental entity other than the issuer. In the event that the issuer of the Municipal Bond defaults in the repayment thereof, such other governmental entity lawfully may, but is not obligated to, discharge the obligation of the issuer to repay such Municipal Bond.

     To the best of the Sponsor's knowledge, as of the date of the Prospectus, there is no litigation pending with respect to any Municipal Bonds which might reasonably be expected to have a material adverse effect on the Trust or any Series thereof. Although the Sponsor is unable to predict whether any litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust or any Series, the Trust received copies of the opinions of bond counsel given to the issuing authorities at the time of original delivery of each of the Municipal Bonds to the effect that the Municipal Bonds had been validly issued and that the interest thereon is exempt from Federal income taxes.


DISTRIBUTION REINVESTMENT

     Each  Unitholder  of  the Trust may elect to have  distributions  of
principal  (including  capital  gains,  if  any)  or  interest  or   both
automatically invested without charge in shares of any mutual fund registered in such Unitholder's state of residence which is underwritten or advised by Zurich Kemper Investments, Inc. (the "Kemper Funds"), other than those Kemper Funds sold with a contingent deferred sales charge. Since the portfolio securities and investment objectives of such Kemper Funds may differ significantly from that of the Trust, Unitholders should carefully consider the consequences, before selecting such Kemper Funds for reinvestment. Detailed information with respect to the investment objectives and the management of the Kemper Funds is contained in their respective prospectuses, which can be obtained from the Sponsor, and many investment firms, upon request. An investor should read the appropriate prospectus prior to making the election to reinvest. Unitholders who desire to have such distributions automatically reinvested should inform their broker at the time of purchase or should file with the Program Agent referred to below a written notice of election.

     Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent. See "Distributions to Unitholders."

     The   Program  Agent  is  the  Trustee.   All  inquiries  concerning
participation in distribution reinvestment should be directed to the Trustee at its unit investment trust office.


INTEREST AND ESTIMATED LONG-TERM AND CURRENT RETURNS

     As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for the Trust were as set forth under "Essential Information" in Part Two of this Prospectus. Unitholders choosing distributions quarterly or semi-
annually will receive a slightly higher rate because of the lower Trustee's fees and expenses under such plans. Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the

Trustee, the sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with the Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and
Estimated   Long-Term  Returns  are  expected  to  differ   because   the
calculation  of  Estimated Long-Term Returns reflects the estimated  date
and   amount  of  principal  returned  while  Estimated  Current  Returns calculations include only net annual interest income and Public  Offering
Price.


TAX STATUS OF THE TRUST

     All  Municipal  Bonds  in the Trust were accompanied  by  copies  of opinions of bond counsel given to the issuers thereof at the time of original delivery of the Municipal Bonds to the effect that the interest thereon is exempt from all Federal income taxes. In connection with the offering of Units of the Trust Funds, neither the Sponsor, the Trustee, the auditors nor their respective counsel have made any review of the proceedings relating to the issuance of the Municipal Bonds or the basis for such opinions. Gain realized on the sale or redemption of the Municipal Bonds by the Trustee or of a Unit by a Unitholder is, however, includable in gross income for Federal income tax purposes (subject to various non-recognition provisions of the Internal Revenue Code of 1986, as amended (the "Code")). Such gain does not include any amounts received in respect of accrued interest or earned original issue discount, if any. It should be noted that, as further described below, accretion of market discount on tax-exempt bonds to taxation as ordinary income. Market discount can arise based on the price a Trust Fund pays for Municipal Bonds or the price a Unitholder pays for his or her Units. In addition, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds, when held by residents of the state in which the issuers of such bonds are located, from state income taxes and, where applicable, local income taxes.

     In the opinion of Chapman and Cutler, counsel for the Sponsor:

          Each series of the Trust is not an association taxable as a corporation for federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Code will retain its status when distributed to Unitholders; however, such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax"), as noted below.

          Exemption of interest and accrued original issue discount on any Municipal Bonds for Federal income tax purposes does not necessarily result in tax-exemption under the laws of the several states as such laws vary with respect to the taxation of such securities and in many states all or part of such interest and accrued original issue discount may be subject to tax.

          Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Series of the Trust in the proportion that the number of Units of such Trust held by him bears to the total number of Units outstanding of such Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by a Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds during the period from the Unitholder's settlement date to the date such Bonds are delivered to a Trust and, consequently, such
     Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the
     Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust's assets ratably according to value as of the date of acquisition of the Units. The basis of each Unit and of each Municipal Bond which was issued with original issue discount must be increased by the amount of the accrued original issue discount (and market discount, if the Unitholder elects to include market discount in income as it accrues) and the basis of each Unit and of the Unitholder's interest in each Municipal Bond which was acquired by such Unitholder at a premium must be reduced by the annual amortization of Municipal Bond premium. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to his original cost.

          Any proceeds paid under individual insurance policies obtained by issuers of Bonds or under any insurance policies obtained by the Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

     Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Municipal Bond, depending on the date the Municipal Bond was issued. In addition, special rules apply if the purchase price of a Municipal Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price") to prior owners. The application of these rules will also vary depending on the value of the Municipal Bond on the date a Unitholder acquires his Units, and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

     "The Revenue Reconciliation Act of 1993" (the "Tax Act") subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued) subject to a statutory "de minimis" rule. Market discount can arise based on the price a Trust pays for Municipal Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust Fund holds a Municipal Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Municipal Bond, upon sale or at redemption (including early redemption), or upon sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

     In the case of certain corporations, the alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in a Trust and tax-exempt original issue discount. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

     Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes.

The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption). Also, under
Section 265 of the Code, certain financial institutions that acquire units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. On December 7, 1995 the U.S. Treasury Department released proposed legislation that, if adopted, would generally extend the financial institution rules to all corporations, effective for obligations acquired after the date of announcement. Investors with questions regarding these issues should consult with their tax advisers.

     In the case of certain Municipal Bonds in certain Series of the Trust, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities or persons related thereto, for periods while such securities are held by such a user or related person, will not be excludable from Federal gross income, although interest on such securities received by others would be excludable from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

     In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35% effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

     All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

     At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Trust Funds of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

     Section 86 of the Code, in general, provides that fifty percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of the Social Security benefits received exceeds a "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

     In addition, under the Tax Act, for taxable years beginning after December 31,1993, up to eighty-five percent of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus fifty percent of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for married taxpayers, $44,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

     Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include fifty percent or eighty-five percent, respectively of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

     Ownership  of the Units may result in collateral federal income  tax
consequences   to  certain  taxpayers,  including,  without   limitation,
corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences. On December 7, 1995, the U.S. Treasury Department released proposed legislation that, if adopted, could affect the United States federal income taxation of non-United States Unitholders and the portion of the Trusts' income allocable to non-United States Unitholders.

     The exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.


TAX REPORTING AND REALLOCATION

     Because the Trust receives interest and makes monthly distributions based upon such Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. The Trust is required to report Unitholder information to the Internal Revenue Service ("IRS"), based upon the actual collection of interest by such Trust on the securities in such Trust, without regard to such Trust, without regard to such Trust's expenses or to such Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in the Trust). A Unitholder must include in taxable income the amount of income reported by a Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a Trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of such Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income. Alternatively, in certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisors.


PUBLIC OFFERING OF UNITS

     Public  Offering  Price.   Units of each Series  of  the  Trust  are
offered at the Public Offering Price, plus accrued interest to the expected settlement date. The Public Offering Price per Unit is equal to the aggregate bid side evaluation of the Municipal Bonds in the Series' portfolio (as determined pursuant to the terms of a contract with the
Evaluator by Cantor Fitzgerald & Co., a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities), plus or minus cash, if any, in the Principal Account, held or owned by such Series of the Trust, divided by the number of outstanding Units of the Series, plus the sales charge applicable. The sales charge is based upon the dollar weighted average maturity of the Trust and is determined in accordance with the table set forth below. For purposes of this computation, Municipal Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Municipal Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Municipal Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to the Trust based upon the dollar weighted average maturity of such Trust's portfolio, in accordance with the following schedule:

                                 PERCENT OF
           DOLLAR                   PUBLIC             PERCENT OF NET
      WEIGHTED AVERAGE             OFFERING                 AMOUNT
      YEARS TO MATURITY             PRICE                  INVESTED
      -----------------         -------------          --------------
1 to 3.99 years                     2.00%                    2.041%
4 to 7.99 years                     3.50                     3.627
8 to 14.99 years                    4.50                     4.712
15 or more years                    5.50                     5.820

     The sales charge per Unit will be reduced as set forth below:

                                        DOLLAR WEIGHTED AVERAGE
                                            YEARS TO MATURITY*
                                 4 TO 7.99     8 TO 14.99     15 OR MORE
                                 ---------     ----------     ----------
AMOUNT OF INVESTMENT            SALES CHARGE (% OF PUBLIC OFFERING PRICE)
--------------------            -----------------------------------------
$1,000 to $99,999                  3.50%          4.50%          5.50%
$100,000 to $499,999               3.25           4.25           5.00
$500,000 to $999,999               3.00           4.00           4.50
$1,000,000 or more                 2.75           3.75           4.00

-----------------
*   If  the  dollar weighted average maturity of the Trust is from  1  to
     3.99 years, the sales charge is 2% and 1.5% of the Public Offering for purchases of $1 to $249,999 and $250,000 or more, respectively.

     The reduced sales charges as shown on the chart above will apply to all purchases of Units on any one day by the same purchaser from the same firm and for this purpose purchases of Units of a Series of the Trust will be aggregated with concurrent purchases of Units of any other unit investment trust that may be offered by the Sponsor. Additionally, Units purchased in the name of a spouse or child (under 21) of such purchaser will be deemed to be additional purchases by such purchaser. The reduced sales charges will also be applicable to a trust or other fiduciary purchasing for a single trust estate or single fiduciary account.

     The Sponsor intends to permit officers, directors and employees of the Sponsor and, at the discretion of the Sponsor and Evaluator, registered representatives of selling firms to purchase Units of the Trust without a sales charge, although a transaction processing fee may be imposed on such trades.

     Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases (see "Public Distribution of Units") by investors who purchase Units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

     The Public Offering Price per Unit of a Series of the Trust on the date shown on the cover page of Part Two of the Prospectus or on any subsequent date will vary from the amounts stated under "Essential
Information" in Part Two due to fluctuations in the prices of the underlying Municipal Bonds. The aggregate bid side evaluation of the Municipal Bonds shall be determined (a) on the basis of current bid prices of the Municipal Bonds, (b) if bid prices are not available for any particular Municipal Bond, on the basis of current bid prices for comparable bonds, (c) by determining the value of the Municipal Bonds on the bid side of the market by appraisal, or (d) by any combination of the above.

     The foregoing evaluations and computations shall be made as of the Evaluation Time stated under "Essential Information" in Part Two, on each business day effective for all sales made during the preceding 24-hour period, and for purposes of resales and repurchase of Units.

     The interest on the Municipal Bonds in a Series of the Trust, less the estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two. The amount of net interest income which accrues per Unit may change as Municipal Bonds mature or are redeemed, exchanged or sold, or as the expenses of such Series of the Trust change or as the number of outstanding Units of the Series changes.

     Payment for Units must be made on or before the third business day following purchase (the "settlement date"). A purchaser becomes the owner of Units on the settlement date. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following a written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

     Accrued Interest. Accrued interest consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust Fund is actually paid either monthly or semi-annually to the Trust Fund. However, interest on the Bonds in the Trust Funds is accounted for daily on an accrual basis. Because of this, a Trust Fund always has an amount of interest earned but not yet collected by the Trustee by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The Trustee advanced the amount of accrued interest as the First Settlement Date and the same was distributed to the Sponsor. Such advance was repaid to the Trustee through the first receipts of interest received on the Municipal Bonds. Consequently, the amount of accrued interest added to the Public Offering Price of Units included only accrued interest arising after the First Settlement Date of a Trust Fund, less any distributions from the Interest Account subsequent to the First Settlement Date. Since the First Settlement Date was the date of settlement for anyone who ordered Units on the Date of Deposit, no accrued interest was added to the Public Offering Price of Units ordered on the Date of Deposit.

     The second element of accrued interest arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in a Trust Fund. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

     Accrued interest is computed as of the initial Record Date of the Trust Funds. On the date of the first distribution of interest to Unitholders after the First Settlement Date, the interest collected by the Trustee will be sufficient to repay its advances, to allow for accrued interest under the monthly, quarterly and semi-annual plans of distribution and to generate enough cash to commence distributions to Unitholders. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust Fund are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in such Trust Fund.

     Public Distribution of Units. The Sponsor has qualified Units for sale in all states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Sales may be made to or through dealers at prices which represent discounts from the Public Offering Price as set forth below. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks, in an amount as shown in the tables below. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                                      DOLLAR WEIGHTED AVERAGE
                                          YEARS TO MATURITY*
                               4 TO 7.99     8 TO 14.99     15 OR MORE
                               ---------     ----------     ----------
AMOUNT OF INVESTMENT          Discount per Unit (% of Public Offering Price)
--------------------          ----------------------------------------------
     $1,000 to $99,999          2.00%          3.00%          4.00%
     $100,000 to $499,999       1.75           2.75           3.50
     $500,000 to $999,999       1.50           2.50           3.00
     $1,000,000 or more         1.25           2.25           2.50

---------------------
* If the dollar weighted average maturity of a Trust is from 1 to 3.99 years, the concession or agency commission is 1.00% of the Public Offering Price.

     The Sponsor reserves the right to change the discounts set forth above from time to time. In addition to such discounts, the Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trust and other unit investment trusts underwritten by the Sponsor. The difference between the discount and the sales charge will be retained by the Sponsor.

     The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

     Profits of Sponsor. The Sponsor will retain a portion of the sales charge of each Unit sold, representing the difference between the Public Offering Price of the Units and the discounts allowed to firms selling such Units. The Sponsor may realize additional profit or loss as a result of the possible change in the daily evaluation of the Municipal Bonds in a Series of the Trust, since the value of its inventory of Units may increase or decrease.


MARKET FOR UNITS

     While not obligated to do so, the Sponsor intends to, and certain of the Underwriters may, subject to change at any time, maintain a market for Units of each Series of the Trust offered hereby and to continuously offer to purchase said Units at prices, as determined by the Evaluator, based on the aggregate bid prices of the underlying Municipal Bonds of such Series, together with accrued interest to the expected date of settlement. Accordingly, Unitholders who wish to dispose of their Unit should inquire of their bank or broker as to the current market price in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

     The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective Prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchases of Units of any Trust Fund if the supply of Units exceeds demand, or for other business reasons.


REDEMPTION

     If more favorable terms do not exist in the over-the-counter market described above, Unitholders of a Series of the Trust may cause their Units to be redeemed by the Trustee by making a written request to the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing the Units has been received by the purchaser.

     Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"), by payment of cash equivalent to the Redemption Price for such series, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two, next following such tender, multiplied by the number of Units being redeemed. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Municipal Bonds in the portfolio at the time of redemption. Any Units redeemed shall be cancelled and any undivided fractional interest in that Series of the Trust will be extinguished.

     Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal
amount  of  a Unit redemption if the Trustee has not been furnished   the
redeeming  Unitholder's tax identification number in the manner  required
by  such  regulations.   Any amount so withheld  is  transmitted  to  the
Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such
Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-
up  withholding."   In  the  event the Trustee has  not  been  previously
provided such number, one must be provided at the time redemption is requested.

     Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account for such Series to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Series. The Trustee is empowered to sell Municipal Bonds from the portfolio of a Series of the Trust in order to make funds available for the redemption of Units of such Series. Such sale may be required when Municipal Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Municipal Bonds are sold, the size and diversity of that Series will be reduced.

     The Trustee is irrevocably authorized in its discretion, if an Underwriter does not elect to purchase any Unit tendered for redemption, in lieu of redeeming such Units, to sell such Units in the over-the counter market for the account of tendering Unitholders at prices which will return to such Unitholders amounts in cash, net after brokerage commissions, transfer taxes and other charges, equal to or in excess of Redemption Price for such Units. In the event of any such sale, the Trustee shall pay the net proceeds thereof to the Unitholders on the day they would otherwise be entitled to receive payment of the Redemption Price.

     The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Municipal Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Municipal Bonds in accordance with the Trust Agreements; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

     Computation of Redemption Price. The Redemption Price for Units of each Series of the Trust is computed by the Evaluator as of the evaluation time stated under "Essential Information" in Part Two next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by

           A.    adding (1) the cash on hand in such Series of the Trust;
     (2) the aggregate value of each issue of the Municipal Bonds held in such Series of the Trust, as determined by the Evaluator on the basis of bid prices therefor; and (3) interest accrued and unpaid on the Municipal Bonds in such Series of the Trust as of the date of computation; and

            B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of the Series of the Trust and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trust"; (2) amounts representing estimated accrued expenses of such Series including, but not limited to, fees and expenses of the Trustee (including legal and auditing fees), the

     Evaluator, the Sponsor, and bond counsel, if any; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by such Series; and

           C. finally, dividing the results of such computation by the number of Units of such Series of the Trust outstanding as of the date thereof.


UNITHOLDERS

     Ownership of Units. Ownership of Units of a Series of the Trust will not be evidenced by a certificate unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealers makes a written request to the Trustee. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

     Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any whole Unit multiple thereof subject to any minimum requirement established by the sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

     Distributions to Unitholders. Interest Distributions: Interest received by a Series of the Trust, including any portion of the proceeds from a disposition of Municipal Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Series. All other receipts are credited by the Trustee to a separate Principal Account for such Series. During each year the distributions to the Unitholders of each Series of the Trust as of each Record Date (see "Essential Information" in Part Two) will be made on the following Distribution Date or shortly thereafter and shall consist of an amount substantially equal to one-twelfth, one-quarter or one-half (depending on the distribution option selected) of such Unitholders' pro rata share of the estimated annual income to the Interest Account for such Series, after deducting estimated expenses. However, interest to which Unitholders of a Series of the Trust are entitled will at most times exceed the amount available for distribution, there will almost always remain an item of accrued interest that is accounted for daily and is added to the value of each Unit. If Unitholders sell or redeem all or a portion of their Units, they will be paid their proportionate share of the accrued interest of such Series of the Trust to, but not including, the fifth business day after the date of sale or to the date of tender in the case of a redemption.

     Persons who purchase Units between a Record Date and a Distribution Date will receive their first distributions on the second Distribution Date following their purchase of Units. Since interest on Municipal Bonds in each Series of the Trust is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders of the Series of the Trust at what may be different intervals from receipt of interest, the interest accruing to such Series of the Trust may not be equal to the amount of money received and available for distribution from the Interest Account for such Series. Therefore, on each Distribution Date the amount of interest actually on deposit in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Trust Agreements to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account of such Series.

     Unitholders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Unitholders desiring to change their distribution option, if applicable, may do so by sending written notice to the Trustee, together with their certificate (if one was issued). Certificates should only be sent by registered or certified mail to minimize the possibility of loss. If written notice and any certificate are received by the Trustee not later than January 1 or July 1 of a year, the change will become effective on January 2 for distributions commencing with February 15 or August 15, respectively, of that year. If notice is not received by the Trustee, the Unitholder will be deemed to have elected to continue with the same option.

     Principal Distributions: The Trustee will distribute on each Distribution Date or shortly thereafter, to each Unitholder of Record of a Series of the Trust on the preceding Record Date, an amount substantially equal to such Unitholders' pro rata share of the cash balance, if any, in the Principal Account of such Series (but not less than $1.00 per Unit or $.001 per Unit for certain Series) computed as of the close of business on the preceding Record Date.

     Statements to Unitholders. With each distribution, the Trustee will furnish or cause to be furnished to each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

     The accounts of each Series of the Trust are required to be audited annually, at the Series' expense, by independent auditors designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders of such Series of the Trust.

The accountants' report will be furnished by the Trustee to any Unitholder of such Series of the Trust upon written request.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during calendar year was a Unitholder of such Series of the Trust a statement covering the calendar year, setting forth for the applicable series:

          A.   As to the Interest Account for such Series:

                1.    The  amount of interest received on  the  Municipal
          Bonds  and  the  percentage  of  such  amount  by  states   and
          territories in which the issuers of such  Bonds are located;

                 2.     The   amount  paid  from  the  Interest   account
          representing accrued interest of any Units redeemed;

                 3. The deductions from the Interest Account for applicable taxes, if any, fees and expenses of the Trustee, the Evaluator, and, if any, of bond counsel;

                4. Any amounts credited by the Trustee to a Reserve Account described under "Expense of the Trust"; and

                5. The net amount remaining after such payment and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year.

          B.   As to the Principal Account for such Series:

                1. The dates of the maturity, liquidation or redemption of any of the Municipal Bonds and the net proceeds received therefrom excluding any portion credited to the Interest Account;

                 2.     The   amount  paid  from  the  Principal  Account
          representing the principal of any Units redeemed;

               3. The deductions from the Principal Account for payment of applicable taxes, if any, fees and expenses (including auditing fees) of the Trustee, the Evaluator, and, if any, of bond counsel;

                4. The amounts credited by the Trustee to a Reserve Account described under "Expenses of the Trust"; and

                5. The net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year.

          C.   The following information:

                1. A list of the Municipal Bonds in such Series as of the last business day of such calendar year;

               2. The number of Units of such Series outstanding on the last business day of such calendar year;

               3. The Redemption Price of such Series based on the last Trust Evaluation made during such calendar year;

                4. The amount actually distributed during such calendar year from the Interest and Principal Accounts of such Series separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Date for each such distribution.

     Rights of Unitholders. A Unitholder may at any time tender Units to the Trustee for redemption. No Unitholder shall have the right to control the operation and management of the Trust or any Series thereof in any manner, except to vote with respect to amendment of the Trust Agreements or termination of a Series of the Trust. The death or incapacity of any Unitholder will not operate to terminate any Series of the Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition for winding up of the Trust.

INVESTMENT SUPERVISION

     The Sponsor may not alter the portfolio of a Series of the Trust by the purchase, sale or substitution of Municipal Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Municipal Bonds in accordance with their terms, and/or the sale of Municipal Bonds to meet redemption requests, the assets of each Series of the Trust will remain unchanged under normal circumstances.

     The Sponsor may direct the Trustee to dispose of Municipal Bonds the value of which has been affected by certain adverse events including institution of certain legal proceedings or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in a Series of the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of such Series for distribution to the Unitholders.

     The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Municipal Bonds to issue new obligation in exchange or substitution for any of such Municipal Bonds pursuant to a refunding financing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (a) the issuer is in default with respect to such Municipal Bonds; or (b) in the written opinion of the Sponsor, there is a reasonable basis to believe that the issuer will default with respect to such Municipal Bonds in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as the Municipal Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder of such Series of such Series of the Trust registered on the books of the Trustee, identifying the Municipal Bonds eliminated and the Municipal Bonds substituted therefor.

ADMINISTRATION OF THE TRUST

     The Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any Series of the Trust. For information relating to the responsibilities of the Trustee under the Trust Agreements, reference is made to the material set forth under "Unitholders."

     In accordance with the Trust Agreements, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of a Series of the Trust. Such books and records shall be open to inspection by any Unitholder of such Series at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreements on file in its office available for inspection at all reasonable times during usual business hours by any Unitholder of such Series, together with a current list of the Municipal Bonds held in such Series of the Trust. Pursuant to the Trust Agreements, the Trustee may employ one or more agents for the purpose of custody and safeguarding of Municipal Bonds comprising the portfolio.

     Under the Trust Agreements, the Trustee or any successor trustee may resign and be discharged of its duties created by the Trust Agreements by executing an instrument in writing and filing the same with the Sponsor.

     The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor at any time may remove the Trustee with or without cause and appoint a successor trustee as provided in the Trust Agreements. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by a successor trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in successor.

     The Trustee shall be a corporation organized under the laws of the United States or any state thereof, which is authorized under such laws to exercise trust powers. The Trustee shall have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     The Evaluator. Ranson & Associates, Inc., the Sponsor, also serves as Evaluator. The Evaluator may resign or be removed by the Trustee in which event the Trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder. At the present time, pursuant to a contract with the Evaluator, Cantor Fitzgerald & Co., a non-affiliated firm regularly engaged in the business of evaluating, quoting or appraising comparable securities, provides portfolio evaluations of the Municipal Bonds in the Trust which are then reviewed by the Evaluator. In the event the Sponsor is unable to obtain current evaluations from Cantor Fitzgerald & Co., it may make its own evaluations or it may utilize the services of any other non-affiliated evaluator or evaluators it deems appropriate.

     Amendment and Termination. The Trust Agreements may be amended by the Trustee and the Sponsor without the consent of any of the
Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders. The Trust Agreements may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-2/3% of the Units then outstanding of such Series, provided that no such amendment or waiver will reduce the interest of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without consent of all Unitholders of such Series. In no event shall the Trust Agreements be amended to increase the number of Units of a Series issuable thereunder or to permit, except in accordance with the provisions of the Trust Agreements, the acquisition of any Municipal Bonds in addition to or in substitution for those in any Series of the Trust. The Trustee shall promptly notify Unitholders of the substance of any such amendment.

     The Trust Agreement provide that each Series of the Trust shall terminate upon the maturity, redemption or other disposition, of the last of the Municipal Bonds held in such Series. If the value of a Series of the Trust shall be less than the applicable minimum value stated under "Essential Information" in Part Two the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Series of the Trust. A Series of the Trust may be terminated at any time by the holders of Units representing 66-2/3% of the Units of such Series then outstanding. In the event of termination of a Series, written notice thereof will be sent by the Trustee to all Unitholders of such Series. Within a reasonable period after termination, the Trustee will sell any Municipal Bonds remaining in that Series of the Trust and, after paying all expenses and charges incurred by the Series, will distribute to Unitholders of such Series (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Series.

     Limitations on Liability. The Sponsor: The Sponsor is liable for the performance of its obligations arising from the responsibilities under the Trust Agreements, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith pursuant to the Trust Agreements or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Municipal Bonds.

     The Trustee: The Trust Agreements provide that the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies, Municipal Bonds, or certificates except by reason of its own negligence, bad faith or willful misconduct, nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Municipal Bonds. In the event that the Sponsor shall fail to act, the Trustee may act and shall not be liable for any such action taken in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Municipal Bonds or upon the interest thereon. In addition, the Trust Agreements contain other customary provisions limiting the liability of the Trustee.

     The Evaluator: The Trustee and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Trust Agreements provide that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee or Unitholders for errors in judgment, but shall be liable only for its gross negligence, lack of faith or willful misconduct.

EXPENSES OF THE TRUST

     The Sponsor will charge each Series a surveillance fee for services performed for such Series in an amount not to exceed that amount set forth in "Essential Information" in Part Two but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the Sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the Sponsor for providing such services. Such fee shall be based on the total number of Units of each series outstanding as the January Record Date for any annual period. The Sponsor and other Underwriters paid all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Prospectus, Trust Agreements and the certificates, legal and accounting expenses, advertising and selling expenses, payment of closing fees, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses.

     The Trustee receives for its services a fee calculated on the basis of the annual rate set forth under "Essential Information" in Part Two based on the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during the monthly, quarterly or semi-annual period, as appropriate. The Trustee also receives indirect benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created pursuant to the Agreement; however, the Trustee is also authorized by the Agreement to make from time to time certain non-interest bearing advances to the Series of the Trust. See "Unitholders-Distributions to Unitholders."

     For evaluation of Municipal Bonds in a Series of the Trust, the Evaluator receives a fee, calculated on an annual rate as set forth under "Essential Information" in Part Two, based upon the largest aggregate principal amount of Municipal Bonds in such Series of the Trust at any time during such monthly period.

     The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date by deductions from the Interest Account of such Series to the extent funds are available and then from the Principal Account of such Series. Both fees may be increased without approval of Unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent of Shelter," published by the United States Department of Labor, or any equivalent index substituted therefor.

     The following additional charges are or may be incurred by a Series of the Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses, but not including any fees and expenses charged by any agent for custody and safeguarding of Municipal Bonds) and of bond counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Trust or any series thereof, or the rights and interests of the Unitholders; (e) indemnification of the Trustee for any loss, liability or expense incurred by it in the administration of the Trust or any Series without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability or expense incurred in acting as Depositor of a Series of the Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Unitholders upon termination of a

Series of the Trust. The fees and expenses set forth herein are payable out of the appropriate Series of the Trust and, when owed to the Trustee, are secured by a lien on the assets of such Series.

     Fees and expenses of a Series of the Trust shall be deducted from the Interest Account of such Series, or, to the extent funds are not available in such Account, from the Principal Interest Account of such Series. The Trustee may withdraw from the Principal Account of a Series or the Interest Account of a Series such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges or other extraordinary expenses payable out of the Trust.
Amounts so withdrawn shall be credited to a separate account maintained for such Series of the Trust known as the Reserve Account and shall not be considered a part of such Series of the Trust when determining the value of the Units until such time as the Trustee shall return all or any part of such amounts to the appropriate account.


THE SPONSOR

     Ranson & Associates, Inc., the Sponsor of the Trusts, is an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation. On November 26, 1996, Ranson & Associates, Inc. purchased all existing unit investment trusts sponsored by EVEREN Securities, Inc. Accordingly, Ranson & Associates is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Ranson & Associates, is also the sponsor and successor sponsor of Series of The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. Ranson & Associates, Inc. is the successor to a series of companies, the first of which was originally organized in Kansas in 1935. During its history, Ranson & Associates, Inc. and its predecessors have been active in public and corporate finance and have sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Ranson & Associates, Inc., which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for issuers in the Midwest and Southwest, especially in Kansas, Missouri and Texas. The Company's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.

     If at any time the Sponsor shall fail to perform any of its duties under the Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the Agreement and liquidate the Trust or any Series as provided therein or (c) continue to act as Trustee without terminating the Agreement.

     The foregoing financial information with regard to the Sponsor relates to the Sponsor only and not to any Series of this Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Series of the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.


LEGAL OPINIONS

     The legality of the Units offered hereby and certain matters relating to Federal tax law were originally passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor.


INDEPENDENT AUDITORS

     The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus and Registration Statement, with information pertaining to the specific Series of the Trust to which such statements relate, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing in Part Two and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


DESCRIPTION  OF  SECURITIES  RATINGS*

     Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

------------------
*     As  published  by  the  rating companies.

    II.   Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement, under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA    -     Bonds  rated  AAA have the highest rating  assigned  by
Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA   -    Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

       A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

     A1 - Bonds which are rated A1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offering in the market place.

     Baa - Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances and, aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

     Conditional Ratings: Bonds rated "Con (-)" are ones for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction. (b) earnings of project unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in certain areas of its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                          Kemper Tax-Exempt Income Trust

                                   Series 87












                                     Part Two

                              Dated November 24, 1997








THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

                        Kemper Tax-Exempt Income Trust
                                    Series 87
                             Essential Information
                              As of July 31, 1997
             Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                                   $3,489,000
Number of Units                                                        5,197.082
Fractional Undivided Interest in the Trust per Unit                  1/5,197.082
Principal Amount of Municipal Bonds per Unit                            $671.338
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio             $3,443,742
  Aggregate Bid Price of Municipal Bonds per Unit                       $662.630
  Cash per Unit (1)                                                      $(.229)
  Sales Charge of 5.820% (5.50% of Public Offering Price)                $38.552
  Public Offering Price per Unit (exclusive of accrued
    interest) (2)                                                       $700.953
Redemption Price per Unit (exclusive of accrued interest)               $662.401
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $38.552
Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                   $1,040,000

Date of Trust                                                    August 23, 1989
Mandatory Termination Date                                     December 31, 2039

Annual Evaluation Fee: $.30 per $1,000 principal amount of Municipal Bonds. Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co. of Units tendered for redemption.

[FN]
1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase). On July 31, 1997, there was added to the Public Offering Price of $700.95, accrued interest to the settlement date of August 5, 1997 of $8.13, $12.14 and $12.22 for a total price of $709.08, $713.09 and $713.17 for the monthly, quarterly and semiannual distribution options, respectively.

                        Kemper Tax-Exempt Income Trust
                                    Series 87
                       Essential Information (continued)
                              As of July 31, 1997
             Sponsor and Evaluator:  Ranson & Associates, Inc.
                       Trustee:  The Bank of New York Co.

Special Information Based on Various Distribution Options

                                              Monthly    Quarterly   Semiannual
                                            ---------    ---------    ---------
Calculation of Estimated Net Annual
  Interest Income per Unit (3):
  Estimated Annual Interest Income         $48.285220   $48.285220   $48.285220
  Less:  Estimated Annual Expense            1.559020     1.284318     1.052638
                                            ---------    ---------    ---------
  Estimated Net Annual Interest Income     $46.726200   $47.000902   $47.232582
                                            =========    =========    =========
Calculation of Interest Distribution
  per Unit:
  Estimated Net Annual Interest Income     $46.726200   $47.000902   $47.232582
  Divided by 12, 4 and 2, respectively      $3.893850   $11.750226   $23.616291
Estimated Daily Rate of Net Interest
  Accrual per Unit                           $.129795     $.130558     $.131202
Estimated Current Return Based on Public
  Offering Price (3)                            6.67%        6.71%        6.74%
Estimated Long-Term Return (3)                  6.99%        7.03%        7.06%

Trustee's Annual Fees and Expenses (including Evaluator's Fee): $1.559020, $1.284318 and $1.052638 ($.606219, $.525619 and $.523319 of which represents expenses) per Unit under the monthly, quarterly and semiannual distribution options, respectively.

Record and Computation Dates: First day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

Distribution Dates: Fifteenth day of the month, as follows: monthly - each month; quarterly - January, April, July and October; semiannual - January and July.

[FN]
3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part One of this prospectus.

Report of Independent Auditors


Unitholders
Kemper Tax-Exempt Income Trust
Series 87

We have audited the accompanying statement of assets and liabilities of Kemper Tax-Exempt Income Trust Series 87, including the schedule of investments, as of July 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1997, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kemper Tax-Exempt Income Trust Series 87 at July 31, 1997, and the results of its operations and changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.




                                                              Ernst & Young LLP


Kansas City, Missouri
November 14, 1997

                        Kemper Tax-Exempt Income Trust

                                    Series 87

                       Statement of Assets and Liabilities

                                 July 31, 1997


Assets
Municipal Bonds, at value (cost $3,379,475)                         $3,443,742
Interest receivable                                                     78,474
Receivable from securities sold                                         10,000
                                                                     ---------
Total assets                                                         3,532,216


Liabilities and net assets
Cash overdraft                                                          30,224
Accrued liabilities                                                      1,481
                                                                     ---------
                                                                        31,705

Net assets, applicable to 5,197 Units outstanding:
  Cost of Trust assets, exclusive of interest          $3,379,475
  Unrealized appreciation                                  64,267
  Distributable funds                                      56,769
                                                        ---------    ---------
Net assets                                                          $3,500,511
                                                                     =========

[FN]

See accompanying notes to financial statements.

                         Kemper Tax-Exempt Income Trust

                                    Series 87

                            Statements of Operations


                                                     Year ended July 31
                                                 1997         1996         1995
                                            ---------    ---------    ---------
Investment income - interest                 $276,878     $304,571     $312,019
Expenses:
  Trustee's fees and related expenses           7,506        7,547        6,697
  Evaluator's fees                              1,365        1,047        1,283
                                            ---------    ---------    ---------
Total expenses                                  8,871        8,594        7,980
                                            ---------    ---------    ---------
Net investment income                         268,007      295,977      304,039

Realized and unrealized gain (loss) on
  investments:
  Realized gain                                10,965            -            -
  Unrealized appreciation (depreciation)
    during the year                           (25,018)     (38,785)       8,829
                                            ---------    ---------    ---------
Net gain (loss) on investments                (14,053)     (38,785)       8,829
                                            ---------    ---------    ---------
Net increase in net assets resulting
  from operations                            $253,954     $257,192     $312,868
                                            =========    =========    =========

[FN]
See accompanying notes to financial statements.

                           Kemper Tax-Exempt Income Trust

                                     Series 87

                         Statements of Changes in Net Assets

                                                     Year ended July 31
                                                 1997         1996         1995
                                            ---------    ---------    ---------
Operations:
  Net investment income                      $268,007     $295,977     $304,039
  Realized gain on investments                 10,965            -            -
  Unrealized appreciation (depreciation)
    on investments during the year            (25,018)     (38,785)       8,829
                                            ---------    ---------    ---------
Net increase in net assets resulting
  from operations                             253,954      257,192      312,868

Distributions to Unitholders:
  Net investment income                      (273,518)    (298,135)    (304,568)
  Principal from investment transactions     (689,306)     (84,971)     (27,003)
                                            ---------    ---------    ---------
Total distributions to Unitholders           (962,824)    (383,106)    (331,571)

Capital transactions:
  Redemption of Units                         (11,902)           -            -
                                            ---------    ---------    ---------
Total decrease in net assets                 (720,772)    (125,914)     (18,703)

Net assets:
  At the beginning of the year              4,221,283    4,347,197    4,365,900
                                            ---------    ---------    ---------
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $56,769, $148,488
    and $65,617 at July 31, 1997, 1996
    and 1995, respectively)                $3,500,511   $4,221,283   $4,347,197
                                            =========    =========    =========
Trust Units outstanding at the end
  of the year                                   5,197        5,213        5,213
                                            =========    =========    =========
Net asset value per Unit at the end
  of the year:
  Monthly                                     $673.49      $806.30      $833.95
                                            =========    =========    =========
  Quarterly                                   $673.60      $806.38      $833.83
                                            =========    =========    =========
  Semiannual                                  $673.67      $806.45      $833.88
                                            =========    =========    =========

[FN]
See accompanying notes to financial statements.

                                                Kemper Tax-Exempt Income Trust

                                                           Series 87

                                                   Schedule of Investments

                                                          July 31, 1997


                                                        Coupon     Maturity  Redemption                      Principal
Name of Issuer and Title of Bond                        Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                   ---            ---   -----               ---          ---------         ---
Clark County, Nevada, Airport Systems Improvement       8.250%    7/01/2015  2009 @ 100 S.F.     A+            $400,000    $403,144
Revenue Bonds, Series March 1, 1988.                                         1998 @ 102

New York State Energy Research and Development          7.750     1/01/2024  1998 @ 101.5        A+             500,000     492,960
Authority, Electric Facilities Revenue Bonds,
Consolidated Edison Company of New York, Inc.,
Series 1989A.

Fishers, Indiana, Economic Development Water            7.875     3/01/2019  1998 @ 102          A+             500,000     497,590
Facilities Revenue Bonds, Indianapolis Water Company
Project.

Indiana Employment Development Commission, Exempt       7.450     8/01/2019  1999 @ 102          AA-            480,000     492,345
Facilities Revenue Bonds, Indianapolis Power & Light
Company Project, Series 1989.

County of Jefferson, Kentucky, Pollution Control        7.750     2/01/2019  1998 @ 102          AA             300,000     297,972
Revenue Bonds, Louisville Gas & Electric Company
Project, 1989 Series A.

Ohio Housing Finance Agency, Single-Family Mortgage     7.650     3/01/2029  2014 @ 100 S.F.     AAA            234,000     234,503
Revenue Bonds, GNMA Mortgage-Backed Securities                               1999 @ 102
Program, 1989 Series A.

Puerto Rico Public Buildings Authority, Revenue         0.000     7/01/2004  Non-Callable        AAA            250,000     177,038
Refunding Bonds, Series G. Insured by FGIC. (5) (4)

South Dakota Student Loan Corporation, Student Loan     7.625     8/01/2006  1999 @ 102          A              325,000     333,245
Revenue Bonds, Series 1989-B.

State of Texas, Veteran's Land Bonds, General           7.625    12/01/2018  2014 @ 100 S.F.     AA             500,000     514,945
Obligation Bonds, Series 1989.                                                1999 @ 102

                                                                                                             ---------    ---------
                                                                                                            $3,489,000   $3,443,742
                                                                                                             =========    =========

[FN]
See accompanying notes to Schedule of Investments.

                           Kemper Tax-Exempt Income Trust

                                      Series 87

                           Notes to Schedule of Investments



1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on this Bond was obtained by the issuer of such Bond. No representation is made as to any insurer's ability to meet its commitments.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity, the holders of the Bond will receive 100% of the principal amount thereof.

See accompanying notes to financial statements.

                           Kemper Tax-Exempt Income Trust

                                      Series 87

                            Notes to Financial Statements


1.  Significant Accounting Policies

Trust Sponsor and Evaluator

From the Trust's date of deposit through November 26, 1996, the Trust's sponsor and evaluator was EVEREN Unit Investment Trusts (EVEREN), or its predecessor entity, Kemper Unit Investment Trusts. On that date, Zurich Kemper Investments, Inc. acquired EVEREN and assigned substantially all of its unit investment trust business to Ranson & Associates, Inc., which serves as the Trust's sponsor and evaluator.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Ranson & Associates, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on August 23, 1989 (Date of Deposit). The premium or discount (including any original issue discount) existing at August 23, 1989, is not being amortized. Realized gain (loss) from Bond transactions is reported on an identified cost basis.

2.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at July 31, 1997:

   Gross unrealized appreciation                           $117,319
   Gross unrealized depreciation                            (53,052)
                                                         ----------
   Net unrealized appreciation                              $64,267
                                                          =========

3.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

4.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

                                Kemper Tax-Exempt Income Trust

                                          Series 87

                           Notes to Financial Statements (continued)



Distributions

Distributions of net investment income to Unitholders are declared and paid in accordance with the option (monthly, quarterly or semiannual) selected by the investor. Income distributions, on a record date basis, are as follows:


                Year ended         Year ended          Year ended
Distribution   July 31, 1997      July 31, 1996      July 31, 1995
     Plan     Per Unit    Total  Per Unit    Total  Per Unit   Total
-----        ---------    ----- ----------------------------    -----
Monthly         $52.33 $164,973    $56.99  $177,771   $58.22 $177,211
Quarterly        52.59   44,353     57.30    49,052    58.52   50,792
Semiannual       52.85   63,909     57.55    71,312    58.78   76,565
                     ----------          ----------        ----------
                       $273,235            $298,135          $304,568
                      =========           =========         =========

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                                        Year Ended
                                                          July 31,
                                                              1997
                                                        ----------
Principal portion                                          $11,902
Net interest accrued                                           283
                                                        ----------
                                                           $12,185
                                                         =========
Units                                                           16
                                                         =========


In addition, distribution of principal related to the sale or call of securities is $132.48, $16.30 and $5.18 per Unit for the years ended July 31, 1997, 1996 and 1995, respectively.

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated November 14, 1997, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Kemper Tax-Exempt Income Trust Series 87 dated November 24, 1997.



                                                              Ernst & Young LLP


Kansas City, Missouri
November 24, 1997

              Contents of Post-Effective Amendment
                    To Registration Statement



     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:


                        The facing sheet


                         The prospectus


                         The signatures


             The Consent of Independent Accountants

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                           Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, Kemper Tax-Exempt Income Trust, Series 87, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 21st day of November, 1997.

                              Kemper Tax-Exempt Income Trust,
                                  Series 87
                                 Registrant

                              By: Ranson & Associates, Inc.
                                 Depositor

                              By: Robin Pinkerton
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on November 21, 1997 by the following persons, who constitute a majority of the Board of Directors of Ranson & Associates, Inc.

           Signature                            Title



Douglas K. Rogers    Executive Vice and President and Director
Douglas K. Rogers


Alex R. Meitzner     Chairman of the Board and Director
Alex R. Meitzner


Robin K. Pinkerton   President, Secretary, Treasurer and
Robin K. Pinkerton   Director

                                             Robin Pinkerton

     An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of The Kansas Tax-Exempt Trust, Series 51 (File No. 33-46376) and Series 52 (File No. 33-47687) and the same are hereby incorporated herein by this reference.